SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006 (March 21, 2006)

MEDIALINK WORLDWIDE INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	0-21989	52-1481284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

708 THIRD AVENUE, NEW YORK, NY  10017

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 682-8300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2006, Medialink Worldwide Incorporated (the “Company”) announced its financial results for the periods ended December 31, 2005. Details of this announcement are contained in the press release of the Company, which is included in this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

Not applicable

(b) Pro forma financial information

Not applicable

(c) Exhibits

99.1	Press release of the Company dated March 21, 2006, entitled “Medialink Reports Fourth Quarter 2005 Results with Highest Revenue in More than Three Years.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Medialink Worldwide Incorporated
Registrant

Date: March 22, 2006                    By: /s/ Kenneth Torosian
Kenneth Torosian
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated March 21, 2006, entitled “Medialink Reports Fourth Quarter 2005 Results with Highest Revenue in More than Three Years.”